SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: January 11, 2007
FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	0-12379	31-1042001
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

300 High Street
Hamilton, Ohio		45011
(Address of principal executive		(Zip Code)
offices)
Registrant’s telephone number, including area code: (513) 979-5782
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On January 10, 2007, First Financial Bancorp. issued a press release that offered full year 2007 earnings guidance to help clarify the expected operating performance of First Financial after its extensive transition that had been occurring over the previous 20 months.
On January 11, 2007, First Financial Bancorp. held a 2007 earnings guidance conference call. A copy of the slides used in the conference call is attached as Exhibit 99.1.
First Financial Bancorp does not intend for this Item 7.01 or Exhibit 99.1 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.
Item 9.01 Exhibits.
The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
     (c) Exhibit:
99.1	First Financial Bancorp. 2007 Plan Discussion Slides.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.
By:	/s/ J. Franklin Hall
J. Franklin Hall
Senior Vice President and Chief Financial Officer

Date: January 11, 2007

Exhibit Index

Exhibit No.	Description

99.1	First Financial Bancorp. 2007 Plan Discussion Slides.